Investing for the Long Run® 1Q23 W. P. Carey Inc. Investor Presentation Exhibit 99.3

Table of Contents Overview Real Estate Portfolio Balance Sheet ESG 3 7 18 23 Unless otherwise noted, all data in this presentation is as of March 31, 2023. Amounts may not sum to totals due to rounding.

3 Overview

4 One of the largest owners of net lease real estate and among the top 20 REITs in the MSCI US REIT Index Highly diversified portfolio by geography, tenant, property type and tenant industry Successful track record of investing and operating through multiple economic cycles since 1973 led by an experienced management team U.S. and Europe-based asset management teams Investment grade balance sheet with access to multiple forms of capital Stable cash flows derived from long-term leases that contain strong contractual rent bumps W. P. Carey (NYSE: WPC) is a REIT that specializes in investing in single-tenant net lease commercial real estate, primarily in the U.S. and Northern and Western Europe Company Highlights Orgill | Warehouse | Inwood, WV Turkey Hill | Industrial | Conestoga, PA

5 Investment Strategy Transactions Evaluated on Four Key Factors Creditworthiness of Tenant • Industry drivers and trends • Competitor analysis • Company history • Financial wherewithal Criticality of Asset • Key distribution facility or profitable manufacturing plant • Critical R&D or data-center • Top performing retail stores • Corporate headquarters Fundamental Value of the Underlying Real Estate • Local market analysis • Property condition • 3rd party valuation / replacement cost • Downside analysis / cost to re-lease Transaction Structure and Pricing • Lease terms – rent growth and maturity • Financial covenants • Security deposits / letters of credit • Generate attractive risk-adjusted returns by investing in net lease commercial real estate, primarily in the U.S. and Northern and Western Europe • Protect downside by combining credit and real estate underwriting with sophisticated structuring and direct origination • Acquire “mission-critical” assets essential to a tenant’s operations • Create upside through rent escalations, credit improvements and real estate appreciation • Capitalize on existing tenant relationships through accretive expansions, renovations and follow-on deals • Hallmarks of our approach: • Diversification by tenant, industry, property type and geography • Disciplined • Opportunistic • Proactive asset management • Conservative capital structure

6 • Asset management offices in New York and Amsterdam • W. P. Carey has proven experience repositioning assets through re-leasing, restructuring and strategic disposition • Generates value creation opportunities within our existing portfolio • Five-point internal rating scale used to assess and monitor tenant credit and the quality, location and criticality of each asset Domestic and international asset management capabilities to address lease expirations, changing tenant credit profiles and asset repositioning or dispositions Proactive Asset Management Asset Management Risk AnalysisAsset Management Expertise Bankruptcy Watch List Implied IG Investment Grade StableTenant Credit Obsolete Residual Risk Stable Class B Class AAsset Quality Not Critical Non- Renewal Possible Renewal Critical- Renewal Likely Highly CriticalAsset Criticality Asset Location No Tenant Demand Limited Tenant Demand / Challenging Location Alternative Tenant Demand Good Location / Active Market Prime Location / High Tenant Demand Operational • Lease compliance • Insurance • Property inspections • Non-triple net lease administration • Real estate tax • Projections and portfolio valuation Transaction • Leasing • Dispositions • Lease modifications • Credit and real estate risk analysis • Building expansions and redevelopment • Tenant distress and restructuring Risk Management Scale

7 Real Estate Portfolio

8 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2023. 2. Other includes leases with percentage rent (i.e., participation in the gross revenues of the tenant above a stated level) and other increases, as well as leases with no escalations. 3. Metrics shown for operating self-storage portfolio only; excludes net-lease self-storage assets which are captured in net-lease portfolio metrics. Large Diversified Portfolio (1) N et -L ea se P or tfo lio Number of Properties 1,446 Number of Tenants 397 Square Footage 176.1 million ABR $1.42 billion US / Europe / Other (% of ABR) 62% / 36% / 2% Contractual Rent Escalation: CPI-linked / Fixed / Other (2) 57% / 40% / 4% WALT 10.9 years Occupancy 99.2% Investment Grade Tenants (% of ABR) 31.6% Top 10 Tenant Concentration (% of ABR) 18.6% Se lf St or ag e (3) Number of Properties 84 Number of Units 52,105 Average Occupancy 91.5%

9 27% 24%17% 17% 5% 9% 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2023. 2. Includes automotive dealerships. 3. Includes education facility, hotel (net lease), laboratory, specialty, fitness facility, research and development, student housing (net lease), theater, funeral home, restaurant, land, parking and outdoor advertising. 4. Includes tenants in the following industries: chemicals, plastics and rubber; insurance; telecommunications; metals; non-durable consumer goods; banking; aerospace and defense; wholesale; media: advertising, printing and publishing; oil and gas; media: broadcasting and subscription; utilities: electric; environmental industries; consumer transportation; forest products and paper; electricity; finance and real estate. Property and Industry Diversification (1) Tenant Industry Diversification (% of ABR) Property Type Diversification (% of ABR) 51% Industrial / Warehouse Industrial 27% Warehouse 24% Retail (2) 17% Office 17% Self-storage (Net Lease) 5% Other (3) 9% 21% 8% 8% 6% 6%5%4% 4% 3% 3% 3% 3% 3% 3% 3% 16% Retail Stores (2) 21% Consumer Services 8% Beverage and Food 8% Grocery 6% Automotive 6% Cargo Transportation 5% Healthcare and Pharmaceuticals 4% Capital Equipment 4% Containers, Packaging and Glass 3% Business Services 3% Construction and Building 3% Durable Consumer Goods 3% Sovereign and Public Finance 3% Hotels and Leisure 3% High Tech Industries 3% Other (4) 16%

101. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2023. 2. As of March 31, 2023, the tenant provided notice that it intends to exercise its option to repurchase the 78 properties it is leasing on or around March 31, 2024. One of the lowest Top 10 concentrations among the net lease peer group Top Ten Net Lease Tenants (1) Tenant Description Number of Properties ABR ($ millions) WALT (years) % of Total Net lease self-storage properties in the U.S. (2) 78 $39 1.0 2.7% Government office properties in Spain 70 32 11.7 2.2% Business-to-business wholesale stores in Italy & Germany 20 30 5.5 2.1% Do-it-yourself retail properties in Germany 35 30 13.9 2.1% Net lease self-storage properties in the U.S. 27 25 21.1 1.8% Do-it-yourself retail properties in Poland 26 24 8.2 1.7% Grocery stores and warehouses in Croatia 19 21 11.1 1.5% K-12 private schools in the U.S. 3 21 20.5 1.5% Grocery stores and warehouses in Spain 63 21 13.0 1.5% Manufacturing facilities in the U.S. 9 21 13.9 1.5% Top 10 350 $263 11.2 yrs 18.6% State of Andalucia

11 United States, 62%, $875MM Europe, 36%, $506MM Other (2), 2%, $35MM 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2023. 2. Includes Canada (1.2%), Mexico (0.8%), Mauritius (0.4%) and Japan (0.2%). W. P. Carey has been investing internationally for approximately 25 years, primarily in Northern and Western Europe Geographic Diversification (1) Through our financing and hedging strategies, we’ve significantly mitigated currency risk through a combination of over-weighting our debt in foreign currencies and utilizing contractual cash flow hedges.

12 Uncapped CPI, 37% Fixed, 40% Capped CPI, 19% Other, 3% (2) CPI-linked, 57% None, 1.0% 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2023. 2. Represents leases with percentage rent (i.e., participation in the gross revenues of the tenant above a stated level) and other increases. Over 99% of ABR comes from leases with contractual rent increases, including 57% linked to CPI Internal Growth from Contractual Rent Increases (1)

13 1.9% 1.6% 1.5% 1.6% 1.5% 1.6% 1.8% 2.7% 3.0% 3.4% 3.4% 4.3% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 1. Contractual same store portfolio includes leases that were continuously in place during the period from March 31, 2022 to March 31, 2023. Excludes leases for properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of March 31, 2023. Contractual same store growth of 4.3% (1) Same Store ABR Growth

14 2.2% 6.4% 4.5% 4.8% 5.9% 5.0% 5.0% 5.3% 5.0% 3.2% 5.8% 46.9% 0% 10% 20% 30% 40% 50% 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2023. 2. Assumes tenants do not exercise any renewal or purchase options. 3. Includes ABR of $38.8 million from a tenant (U-Haul Moving Partners, Inc. and Mercury Partners, LP) that as of March 31, 2023 provided notice of its intention to exercise its option to repurchase the 78 properties it is leasing on or around March 31, 2024. Weighted-average lease term of 10.9 years Lease Expirations and Average Lease Term (1) Lease Expirations (% ABR) (2) (3)

15 1. Historical data through 2021 includes W. P. Carey and the following CPA REITs: Corporate Property Associates 12 Incorporated, Corporate Property Associates 14 Incorporated, Corporate Property Associates 15 Incorporated, Corporate Property Associates 16 – Global Incorporated, Corporate Property Associates 17 – Global Incorporated (CPA:17) and Corporate Property Associates 18 – Global Incorporated (CPA:18). Portfolio information excludes operating properties. 2. Represents occupancy for each completed year at December 31. Otherwise, occupancy shown is for the most recent quarter. Stable occupancy maintained during the global financial crisis and throughout the COVID-19 pandemic Historical Occupancy (1) 96.6% 97.3% 98.4% 98.8% 99.0% 99.2% 99.3% 99.8% 98.3% 98.9% 98.5% 98.5% 98.8% 99.2% 0% 20% 40% 60% 80% 100% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 Occupancy (% Square Feet) (2)

16 Recent investment activity has been focused primarily on mission critical industrial and warehouse properties and essential retail Recent Acquisitions – Case Studies Recent Acquisitions Purchase Price: $122 million Transaction Type: Sale-leaseback Facility Type: Retail (Grocery) Location: Various, Denmark Size: 479,444 square feet Lease Term: 15-year lease Rent Escalation: Danish CPI Coop February - November 2022 (30 properties) Purchase Price: $65 million Transaction Type: Sale-leaseback Facility Type: Industrial Location: Various, United States Size: 931,521 square feet Lease Term: 24-year lease Rent Escalation: Fixed Plaskolite January 2023 (6 properties) Purchase Price: $468 million Transaction Type: Sale-leaseback Facility Type: Industrial Location: Various, Canada Size: 2,268,417 square feet Lease Term: 20-year lease Rent Escalation: Fixed *As of March 31, 2023, on a pro forma basis, Apotex would rank as W. P. Carey’s third largest tenant. Apotex April 2023* (11 properties)

17 Capital investments have become a more meaningful part of our investment activity and allow us to pursue follow-on opportunities with existing tenants Capital Investments – Case Studies Recent Capital Investments Investment: $25 million build-to-suit Facility Type: Research and Development Location: Wageningen, The Netherlands Size: 63,762 square feet Lease Term: 20-year lease Rent Escalation: Dutch CPI Upfield Group Completed July 2022 Investment: $23 million expansion Facility Type: Industrial Location: Radomsko, Poland Size: 463,816 square feet Lease Term: 20-year lease Rent Escalation: Euro CPI Ontex Completed August 2022 Investment: $20 million renovation Facility Type: Industrial Location: Evansville, IN and Lawrence, KS Size: N/A Lease Term: 17-year lease Rent Escalation: Uncapped CPI Berry Plastics Completed March 2023

18 Balance Sheet

19 1. Amounts may not sum to totals due to rounding. 2. Based on a closing stock price of $77.45 on March 31, 2023 and 213,890,620 common shares outstanding as of March 31, 2023. 3. Pro rata net debt to enterprise value and pro rata net debt to Adjusted EBITDA are based on pro rata debt less consolidated cash and cash equivalents. 4. Adjusted EBITDA represents 1Q23 annualized Adjusted EBITDA, as reported in the Form 8-K filed with the SEC on April 28, 2023. 5. Gross assets represent consolidated total assets before accumulated depreciation on real estate. Gross assets are net of accumulated amortization on in-place lease and above-market rent intangible assets. 6. In January 2023, we entered into a Third Amendment to our Credit Agreement to (i) transition to the Secured Overnight Financing Rate (SOFR) and (ii) increase our accordion feature from $350 million to $650 million. Balance Sheet Overview Capitalization (%) • Size: Large, well-capitalized balance sheet with $24.8B in total enterprise value • Liquidity: Ample liquidity of $1.7B at quarter end, including $385MM of forward equity • Credit Rating: Upgraded to Baa1 (stable) by Moody’s and BBB+ (stable) by S&P in September 2022 and January 2023, respectively • Leverage: Maintain conservative leverage targets (mid-to-high 5s Net Debt to EBITDA) • Capital Markets: Demonstrated strong access to capital markets – Term Loan: €500MM term loan swapped to 4.34% due Apr 2026 (issued post-1Q23) – ATM: $104MM of forward equity issued year-to-date; settled $250MM in March 2023 – Private Placement: €150MM of 3.41% Senior Unsecured Notes due 2029 and €200MM of 3.70% Senior Unsecured Notes due 2032 issued in Sep 2022 – Green Bonds: $350MM, 2.45% Notes due 2032 issued in 2021 – Equity: $860MM of equity forward offerings in 2021 – Bonds: €525MM, 0.95% Notes due 2030 + $425MM, 2.25% Notes due 2033 in 2021 Balance Sheet Highlights Capitalization ($MM) (1) 3/31/23 Total Equity (2) $16,566 Pro Rata Net Debt Senior Unsecured Notes USD 2,900 Senior Unsecured Notes EUR 3,127 Mortgage Debt, pro rata USD 676 Mortgage Debt, pro rata (EUR $378 / Other $87) 464 Unsecured Revolving Credit Facility USD 197 Unsecured Revolving Credit Facility (EUR $411 / Other $61) 472 Unsecured Term Loans (EUR $234 / GBP $334) 568 Total Pro Rata Debt $8,405 Less: Cash and Cash Equivalents (148) Total Pro Rata Net Debt $8,257 Enterprise Value $24,823 Total Capitalization $24,970 Leverage Metrics Pro Rata Net Debt / Adjusted EBITDA (3)(4) 5.8x Pro Rata Net Debt / Enterprise Value (2)(3) 33.3% Total Consolidated Debt / Gross Assets (5) 40.3% Weighted Average Interest Rate (pro rata) 3.1% Weighted Average Debt Maturity (pro rata) 4.1 years 66%24% 5% 5% Equity (2) Senior Unsecured Notes Mortgage Debt (pro rata) Unsecured Revolving Credit Facility / Term Loans (6)

20 Principal at Maturity (1) Debt Maturity Schedule % of Total (5) 3.7% 15.5% 25.2% 12.0% 6.7% 6.5% 5.8% 6.8% 6.0% 6.8% 5.1% Interest Rate (5) 3.7% 3.5% 4.2% 3.2% 2.2% 1.4% 3.7% 1.0% 2.4% 2.9% 2.3% $M M 1. Reflects amount due at maturity, excluding unamortized discount and unamortized deferred financing costs. 2. Reflects pro rata balloon payments due at maturity. W. P. Carey has two fully amortizing mortgages due in 2031 ($3MM) and 2039 ($3MM). 3. In January 2023, we entered into a Third Amendment to our Credit Agreement to (i) transition to the Secured Overnight Financing Rate (SOFR) and (ii) increase our accordion feature from $350 million to $650 million. 4. Includes amounts drawn under the credit facility as of March 31, 2023. 5. Reflects the weighted average percentage of debt outstanding and the weighted average interest rate for each year based on the total outstanding balance. 306 254 412 97 21 2 544 544 544 544 163 571 218 500 450 350 325 500 350 425 568 669 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Mortgage Debt Unsecured Bonds (EUR) Unsecured Bonds (USD) Unsecured Term Loans Unsecured Revolving Credit Facility (2) (3) (4)(3)

21 Metric Covenant March 31, 2023 Total Leverage Total Debt / Total Assets ≤ 60% 40.5% Secured Debt Leverage Secured Debt / Total Assets ≤ 40% 5.1% Fixed Charge Coverage Consolidated EBITDA / Annual Debt Service Charge ≥ 1.5x 5.4x Maintenance of Unencumbered Asset Value Unencumbered Assets / Total Unsecured Debt ≥ 150% 237.3% 1. This is a summary of the key financial covenants for our Senior Unsecured Notes, along with estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants governing the Senior Unsecured Notes. 2. As of March 31, 2023, our Senior Unsecured Notes consisted of the following note issuances: (i) $500 million 4.60% senior unsecured notes due 2024, (ii) €500 million 2.25% senior unsecured notes due 2024, (iii) $450 million 4.00% senior unsecured notes due 2025, (iv) $350 million 4.25% senior unsecured notes due 2026, (v) €500 million 2.25% senior unsecured notes due 2026, (vi) €500 million 2.125% senior unsecured notes due 2027, (vii) €500 million 1.35% senior unsecured notes due 2028, (viii) $325 million 3.85% senior unsecured notes due 2029, (ix) €525 million 0.95% senior unsecured notes due 2030, (x) $500 million 2.40% senior unsecured notes due 2031, (xi) $350 million 2.45% senior unsecured notes due 2032 and (xii) $425 million 2.25% senior unsecured notes due 2033. Excludes the €150MM 3.41% senior unsecured notes due 2029 and €200MM 3.70% senior unsecured notes due 2032 issued in the September 2022 private placement offering. Unsecured Bond Covenants (1) Investment grade balance sheet with a recent upgrades to Baa1 (stable) from Moody’s and BBB+ (stable) from S&P Senior Unsecured Notes (2)

22 $1.65 $1.67 $1.69 $1.70 $1.72 $1.73 $1.76 $1.79 $1.82 $1.88 $1.96 $2.00 $2.03 $2.19 $2.44 $3.39 $3.69 $3.83 $3.93 $4.01 $4.09 $4.14 $4.17 $4.21 $4.24 $4.27 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Note: Past performance does not guarantee future results. 1. Based on a stock price of $77.45 as of March 31, 2023, and a cash dividend of $1.067 per share declared during 1Q23. 2. Full year dividends declared per share, excluding special dividends. 2023 represents 1Q23 annualized. W. P. Carey has increased its dividend every year since going public in 1998 History of Consistent Dividend Growth Dividends per Share (2) • Current annualized dividend of $4.27 with a yield of 5.5% (1) • Conservative and stable payout ratio since conversion to a REIT in September 2012

23 ESG

24 ESG Strategy Environmental Social Governance • Evaluate and target new sustainability-linked investment opportunities, with the goal of growing ABR and portfolio prominence from green certified buildings(1) • Collecting tenant energy usage data in an effort to quantify and reduce our portfolio’s global carbon footprint and integrate with benchmarking organizations, such as GRESB and CDP(2) • Match our current and future Eligible Green Projects(3) with green-linked financing, including the completion of our inaugural $350MM Green Bond offering in October 2021 – Green Bond has now been fully allocated and we have published a comprehensive allocation report on our website • Achieved Gold level recognition as a Green Lease Leader for the second year in a row(4) • Recent sustainability-linked investments include: – $20MM expansion / solar roof installation for a BREEAM “Excellent” certified distribution facility – $28MM expansion for a LEED Gold certified supermarket warehouse distribution center – $195MM acquisition of a targeted BREEAM “Very Good” logistics facility • Corporate philosophy of Doing Good While Doing Well® and Carey Forward and Carey the Torch programs promote employee volunteer efforts and support community initiatives • Signatory of the CEO Act!on Pledge for Diversity, Equity & Inclusion and the UN’s Women’s Empowerment Principles; DEI Advisory Committee coordinates our efforts to facilitate conversations around race, gender & other important topics • Prioritize our employees and maintain a safe and inclusive work environment, where we can attract and retain a high- caliber workforce • Recognized as a constituent in the Bloomberg Gender- Equality Index for a third consecutive year in 2023 • Our workforce: • Women represent: • Commitment to managing risk, providing transparent disclosure and being accountable to our stakeholders • Maintained the highest QualityScore rating of “1” from ISS in Governance • Female representation on our Board represent 36% of directors • Key Governance Highlights  10 out of 11 independent directors, including a separate independent chairperson  No related-party transactions  Independence of Directors reviewed annually  Limitation on over-boarding  Proxy access with “3/3/20/20” market standard  Opted out of Maryland staggered board provisions, annual director elections  No poison pill  Human Rights Policy 36% Racial / Ethnic Diversity (5) 190+ Global Employees 38 Average Employee Age 46% of Global Workforce 33% of Executive Team 46% of Managers 36% of our directors 1. For a building to be considered “green certified” under our investment criteria, it must at a minimum be certified by LEED, BREEAM or a similarly recognized organization or certification process. 2. GRESB – “Global Real Estate Sustainability Benchmark” and CDP – “Carbon Disclosure Project”. 3. Eligible Green Projects are defined in WPC’s Green Financing Framework, available on our website. 4. In 2022 and 2023 we were recognized as a Green Lease Leader at the Gold level by the Institute for Market Transformation (IMT) and the U.S. Department of Energy's (DOE) Better Buildings Alliance. 5. Data is collected by our Human Resources Department and is only for our U.S.-based employees. • Since our founding in 1973, we have maintained the commitment that acting responsibly towards our stakeholders and our communities is fundamental to being a good corporate citizen • Our cross-functional ESG Committee serves to support our ongoing commitment to environmental and sustainability initiatives, corporate social responsibility and corporate governance

25 Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 (as amended, the “Securities Act”) and the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” “opportunities,” “possibility,” “strategy,” “maintain” or the negative version of these words and other comparable terms. These forward- looking statements include, but are not limited to, statements that are not historical facts. These statements are based on the current expectations of our management, and it is important to note that our actual results could be materially different from those projected in such forward- looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable risks or uncertainties, like the risks related to inflation and increased interest rates, the effects of pandemics and global outbreaks of contagious diseases (such as the COVID-19 pandemic) and domestic or geopolitical crises, such as terrorism, military conflict (including the ongoing conflict between Russia and Ukraine and the global response to it), war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict, and those additional risk factors discussed in reports that we have filed with the SEC, could also have material adverse effects on our future results, performance or achievements. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Part I, Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. Cautionary Statement Concerning Forward-Looking Statements All data presented herein is as of March 31, 2023 unless otherwise noted. Amounts may not sum to totals due to rounding. Past performance does not guarantee future results.

26 EBITDA and Adjusted EBITDA We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments and unrealized gains and losses from our hedging activity. Additionally, we exclude gains and losses on sale of real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Adjusted EBITDA reflects adjustments for unconsolidated partnerships and jointly owned investments. Our assessment of our operations is focused on long-term sustainability and not on such non- cash and noncore items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies. Other Metrics Pro Rata Metrics This presentation contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have certain investments in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments. Multiplying each of our jointly owned investments’ financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investments. ABR ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of March 31, 2023. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties and is presented on a pro rata basis. The following non-GAAP financial measures are used in this presentation Disclosures